As filed with the Securities and Exchange Commission on March 23, 2005

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2005


                      METROMEDIA INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                    1-5706                 58-0971455
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

             8000 Tower Point Drive, Charlotte, NC                    28227
              (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code:      (704) 321-7380

          (Former name or former address, if changed since last report)



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Item 8.01.        Other Events

     On March 23, 2005, Metromedia International Group, Inc. (the "Company") announced that the Company has not fully completed the preparation of its consolidated financial statements and footnote disclosures for the annual audit of the Company, as required for filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), and therefore does not expect that it will file its Form 10-K with the United States Securities and Exchange Commission ("SEC") by March 31, 2005, the required date in order for the Form 10-K to be timely filed.

     The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits

                   (c)     Exhibits.

99.1     Press Release of Metromedia International Group, Inc., dated March 23,
         2005.
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SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                METROMEDIA INTERNATIONAL GROUP, INC.


                                By:  /S/ HAROLD F. PYLE, III
                                     -------------------------------------------
                                     Name: Harold F. Pyle, III
                                    Title: Executive Vice President Finance,
                                           Chief Financial Officer and Treasurer

Date: March 23, 2005
Charlotte, NC